Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Atalaya Capital Management LP (the “Company”)

Truist Securities, Inc.

BofA Securities, Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”):

Re: Blue Owl Asset Leasing Trust 2024-1 LLC - Data Files Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “AELF 2024-1 Datatape Cutoff 9.30.2024 vF (External).xlsx” provided by the Company on October 14, 2024, containing information on 163 equipment finance contracts as of September 30, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Blue Owl Asset Leasing Trust 2024-1 LLC (the “Transaction”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00 and Initial Terms and Remaining Terms were within 1 month.

•

The term “Initial Data File” means an electronic data file entitled “AELF 2024-1 Preliminary Tape (7.31.2024 & August Pro-Forma)_vF.xlsx” provided by the Company on August 29, 2024, containing information on 169 equipment finance contracts as of July 31, 2024.

•	The term “Cutoff Date” means, with respect to the Data File, September 30, 2024, and with respect to the Initial Data File, July 31, 2024.

•	The term “Sources” means the following information provided by the Company on various dates between September 9, 2024 to October 15, 2024:

•	For each of the Sample Contracts (defined below), some or all of the following documents:

•	Lease Agreement (including Equipment Schedule, Lease Schedule, Addendum to the Lease Agreement, Equipment Finance Agreement, Funding Transmittal, Security Agreement, and any amendment thereto),

•	Assignment Document (including Specification, Assignment, Notice, Memorandum, and Acknowledgment of Assignment),

•	Pay Proceeds Authorization Letter,

•	Promissory Note,

•

Amortization Schedule, which the Company informed us contained the contractual cashflow, or, if applicable, contractual cashflow corresponding to the option that the Company anticipated the lessee would select (based on the available options at the end of the lease term) according to the Lease Agreement,

•	Screenshots from the third-party servicing system: User Defined Fields Inquiry Screen, Contract Data Screen, Payment History Inquiry Screen, and Lease Contract Inquiry Screen.

•	The financial statements of the customer on Sample Contract #32 showing its merger details (the “Sample Contract #32 Financial Statements”).

•

Two electronic data files that the Company informed us were extracted from the third-party servicing system (the “Servicing Data Extraction Files”) entitled “V2_Contract 7-31-2024.csv” (containing information on the Sample Contracts as of the Initial Data File’s Cutoff Date) and “V2_Contract 10-1-2024.csv” (containing information on the Sample Contracts as of the Data File’s Cutoff Date).

•	The list of contract type descriptions and corresponding contract type codes appearing on the User Defined Fields Inquiry Screen, attached hereto as Exhibit B (“Contract Type Mapping”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Initial Data File, Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 50 equipment finance contracts from the Initial Data File. The Company informed us that one of the selected equipment finance contracts was to be removed from the Transaction. As such, we performed Procedure B below on 49 equipment finance contracts (the “Sample Contracts”).

A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of equipment finance contracts we were instructed to randomly select from the Initial Data File.

B.

For each Sample Contract, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Customer Name	Lease Agreement, Promissory Note.

For Sample Contract #32, the Customer Name in the Initial Date File was different to the name in the Lease Agreement. We compared the Customer Name to the Sample Contract #32 Financial Statements, which indicated the merger of the two named entities. This was not considered an exception.

Consider variations due to abbreviation or truncation to be acceptable.

Contract Type	For Sample Contracts with Contract Type “EFA,” compare to User Defined Fields Inquiry Screen and Contract Type Mapping, or consider the information to be in agreement if a Promissory Note is present.

For Sample Contracts with Contract Type “True Lease,” compare to User Defined Fields Inquiry Screen and Contract Type Mapping, or consider the information to be in agreement if the Lease Agreement allows for an Early Buyout Option or End of Lease purchase option for an amount greater than $1.00.

Initial Term	For Sample Contracts with Contract Type “EFA,” compare to the Lease Agreements, Assignment Document, Contract Data Screen, or Amortization Schedule.

For Sample Contracts with Contract Type “True Lease,” compare to the early buyout option period stated in the Lease Agreement, or initial term in the Contract Data Screen, or contract term in the Amortization Schedule.

Remaining Term	Recompute as the number of months between the respective Cutoff Date and Maturity Date stated in the Initial Data File, or compare to respective Servicing Data Extraction File.

Origination Date (month and year)	Lease Agreements, Assignment Document, Promissory Note, or Contract Data Screen.

Maturity Date (month and year)	Recompute by adding the Initial Term to the Origination Date (month and year), or compare to Lease Agreement, Promissory Note, Contract Data Screen, or respective Servicing Data Extraction File.

Payment Frequency	Lease Agreement, Promissory Note, or Contract Data Screen.

Attribute	Sources / Instructions

Days Delinquent	Respective Servicing Data Extraction File

Recompute as the number of days between the respective Cutoff Date and “Paid to Date” field in the Contract Data Screen. Consider the information to be in agreement if the “Paid to Date” field in the Contract Data Screen is after the respective Cutoff Date and the Days Delinquent in the Initial Data File was “0.”

Original Equipment Cost / Book Value	Compare to original equipment cost in the Lease Agreement, Assignment Document, Contract Data Screen, Pay Proceeds Authorization Letter, respective Servicing Data Extraction File, or recompute as the sum of the financed amount and contractual interest due on the first payment date listed in the Amortization Schedule.

Current Book Value	Respective Servicing Data Extraction File

Booked Residual

(i) Compare to the early buyout option purchase price or end of lease purchase price in Lease Agreement or the final lump sum payment in Amortization Schedule, or

(ii)  recompute as the minimum early buyout option purchase price or end of lease purchase price based on the percentage of the original equipment cost stated in Lease Agreement, or

(iii)  compare to the respective Servicing Data Extraction File.

Consider the information to be in agreement if the Booked Residual amount is the Initial Data File is $0 and there is no early buyout option or end of lease purchase option in the Lease Agreement.

For Sample Contract #6, the Company informed us that the end of lease purchase amount was not assigned to the Company by the third-party originator. As such, consider the information to be in agreement if the Booked Residual amount in the Initial Data File was $0.

Fair Market Value	Compare to original equipment cost in the Lease Agreement, Assignment Document, Contract Data Screen, Pay Proceeds Authorization Letter, respective Servicing Data Extraction File, or recompute as the sum of the financed amount and contractual interest due on the first payment date listed in the Amortization Schedule.

Contract Yield	Lease Agreement, Assignment Document, Promissory Note, Amortization Schedule, Contract Data Screen, or respective Servicing Data Extraction File.

State	Location of customer in Lease Agreement, Assignment Document, or Lease Contract Inquiry Screen.

Consider State to be “Various” if “Equipment Type” in the Initial Data File was “Fitness Equipment.”

We found such information to be in agreement except as listed in Exhibit C.

C.

As a result of the findings identified and reported in the performance of Procedure B in Exhibit B, the Initial Data File was revised by the Company. The Data File reflects the revision of information reflecting resolution of the differences reported as determined appropriate by the Company.

The Company informed us that two of the Sample Contracts were removed from the Data File. We reperformed Procedure B for the 47 remaining Sample Contracts in the Data File. We found such information to be in agreement without exceptions.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Initial Data File, Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the equipment collateralizing the finance contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the equipment finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such equipment finance contracts being securitized, (iii) the compliance of the originator of the equipment finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the equipment finance contracts that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 21, 2024

Exhibit A

The Sample Contracts

Sample Contract #	Contract Number
1	202401
2**	202402
3**	202403
4	202404
5	202405
6	202406
7	202407
8	202408
9	202409
10	202410
11	202411
12	202412
13	202413
14	202414
15	202415
16	202416
17	202417
18	202418
19	202419
20	202420
21	202421
22	202422
23	202423
24	202424
25	202425
26	202426
27	202427
28	202428
29	202429
30*	202430
31	202431
32	202432
33	202433
34	202434
35	202435
36	202436
37	202437
38	202438
39	202439
40	202440
41	202441
42	202442
43	202443
44	202444
45	202445
46	202446
47	202447
48	202448
49	202449
50	202450

Note:	The Company has assigned a unique Contract ID to each Contract in the Data File. The Contract Numbers referred to in this Exhibit are not the Company’s Contract IDs.
*	Sample Contract included in the Initial Data File but subsequently removed from the transaction.
**	Sample Contract not included in Data File.

Exhibit B

Contract Type Mapping

Contract Type per User Defined Fields Inquiry Screen	Contract Type per Initial and Data File
Blank	EFA
1	EFA
2	EFA
3	True Lease
4	True Lease
5	EFA
6	EFA
9	EFA
32	EFA

Exhibit C

Initial Data File Exceptions List

Sample Contract #	Contract Number	Attribute	File	Per Sources
25	202425	Payment Per Period	$727,802.00	$408,639.06
12	202412	Days Delinquent	14	16
26	202426	Days Delinquent	19	21
1	202401	Original Equipment Cost / Book Value and Fair Market Value	$1,341,566.00	$1,341,703.88
18	202418	Original Equipment Cost / Book Value and Fair Market Value	$12,054,033.00	$12,071,008.34
21	202421	Original Equipment Cost / Book Value and Fair Market Value	$3,443,053.00	$3,426,434.12
22	202422	Original Equipment Cost / Book Value and Fair Market Value	$334,489.00	$333,611.38
28	202428	Original Equipment Cost / Book Value and Fair Market Value	$11,571,826.00	$11,571,768.64
29	202429	Original Equipment Cost / Book Value and Fair Market Value	$2,622,535.00	$2,606,346.47
32	202432	Original Equipment Cost / Book Value and Fair Market Value	$2,732,635.00	$2,731,757.67
35	202435	Original Equipment Cost / Book Value and Fair Market Value	$708,231.00	$709,615.56
45	202445	Current Book Value	$1,522,190.00	$1,526,464.82
35	202435	Contract Yield	12.04%	12.07%
5	202405	State	WI	CO
9	202409	State	VA	DC
11	202411	State	TN	FL
28	202428	State	CT	MA
31	202431	State	OH	TX
32	202432	State	IL	TX